Exhibit 99.B(16)

POWERS OF ATTORNEY

The undersigned Trustees, on behalf of the following Registered Investment Companies, each constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for each undersigned Trustee, and in the name of such undersigned Trustee and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Mutual Funds	Proposed reorganization of CBRE Clarion Global Infrastructure Value Fund with and into Voya CBRE Global Infrastructure Fund

Voya Mutual Funds	Proposed reorganization of CBRE Clarion Long/Short Fund with and into Voya CBRE Long/Short Fund

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of November 17, 2016 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/Colleen D. Baldwin	/s/Patrick W. Kenny
Colleen D. Baldwin	Patrick W. Kenny
Trustee	Trustee

/s/John V. Boyer	/s/Joseph E. Obermeyer
John V. Boyer	Joseph E. Obermeyer
Trustee	Trustee

/s/Patricia W. Chadwick	/s/Sheryl K. Pressler
Patricia W. Chadwick	Sheryl K. Pressler
Trustee	Trustee

/s/Peter S. Drotch	/s/Christopher P. Sullivan
Peter S. Drotch	Christopher P. Sullivan
Trustee	Trustee

/s/Martin J. Gavin	/s/Roger B. Vincent
Martin J. Gavin	Roger B. Vincent
Trustee	Trustee

/s/Russell H. Jones
Russell H. Jones
Trustee

POWER OF ATTORNEY

The undersigned Trustee/Director and Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Trustee/Director and Officer, and in the name of such undersigned Trustee/Director and Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Mutual Funds	Proposed reorganization of CBRE Clarion Global Infrastructure Value Fund with and into Voya CBRE Global Infrastructure Fund

Voya Mutual Funds	Proposed reorganization of CBRE Clarion Long/Short Fund with and into Voya CBRE Long/Short Fund

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of November 17, 2016 and shall be deemed an original.

/s/Shaun P. Mathews
Shaun P. Mathews
Trustee/Director and President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Mutual Funds	Proposed reorganization of CBRE Clarion Global Infrastructure Value Fund with and into Voya CBRE Global Infrastructure Fund

Voya Mutual Funds	Proposed reorganization of CBRE Clarion Long/Short Fund with and into Voya CBRE Long/Short Fund

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of November 17, 2016, and shall be deemed an original.

/s/Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary